                                  EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of this 30th day of May, 1997, by and among STAFFMARK, INC., a Delaware corporation (the "Borrower"), MERCANTILE BANK NATIONAL ASSOCIATION, as successor by merger to Mercantile Bank of St. Louis National Association, a national banking association ("Mercantile"), DEPOSIT GUARANTY NATIONAL BANK, a national bank, THE FIRST NATIONAL BANK OF CHICAGO, a national bank and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national bank (collectively, with Mercantile, the "Lenders") and MERCANTILE BANK NATIONAL ASSOCIATION, as successor by merger to Mercantile Bank of St. Louis National Association, a national banking association, as agent on behalf of Lenders (in such capacity, the "Agent").

                                  WITNESSETH:

                  WHEREAS, the Borrower, Mercantile and the Agent have previously entered into that certain Credit Agreement dated October 4, 1996, as amended by a certain First Amendment to Credit Agreement dated as of December 18, 1996 made by and among Borrower, Mercantile and Agent, as partially assigned to the other Lenders by Mercantile pursuant to three certain Assignment Agreements each dated as of January 6, 1997 and respectively made by and among Mercantile, such respective Lenders and the Agent (as amended and as the same may be further amended from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower has executed and delivered to Lenders, respectively, its Revolving Credit Notes in the aggregate original principal amount of $20,000,000.00 (as amended and as the same may be further amended from time to time, the "Revolving Credit Notes"); and

                  WHEREAS, the Borrower has executed and delivered to Lenders, respectively, its Reducing Revolving Credit Notes in the aggregate original principal amount of $30,000,000.00 (as amended and as the same may be further amended from time to time, the "Reducing Revolver Notes"); and

                  WHEREAS, the Borrower, Agent and Lenders desire to make certain modifications to the Credit Agreement and to amend and restate the Revolving Credit Notes and the Reducing Revolver Notes upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually promise and agree as follows:

                  1. Section 1 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                                    The "Term" of this Agreement shall commence
                  on the date hereof and shall end on April 1, 2002, unless earlier terminated pursuant to Section 3.12 or by acceleration or otherwise upon the occurrence of an Event of Default under this Agreement, in which case the Term hereof shall end on such earlier date.

                  2.       The definition of "Acceptable Acquisition" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:



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                  Acceptable Acquisition shall mean any Acquisition of an
                  ongoing business similar to or consistent with the Borrower's current line of business where each of the following are true: (a) such Acquisition has been: (i) in the event a corporation or its assets is the subject of such Acquisition, either (x) approved by the Board of Directors of the corporation which is the subject of such Acquisition or (y) recommended by such Board of Directors to the shareholders of such corporation, (ii) in the event a partnership is the subject of such Acquisition, approved by a majority (by percentage of voting power) of the partners of the partnership which is the subject of such Acquisition, (iii) in the event an organization or entity other than a corporation or partnership is the subject of such Acquisition, approved by a majority (by percentage of voting power) of the governing body, if any, or by a majority (by percentage of ownership interest) of the owners of the organization or entity which is the subject of such Acquisition or (iv) in the event the corporation, partnership or other organization or entity which is the subject of such Acquisition is in bankruptcy, approved by the bankruptcy court or another court of competent jurisdiction; (b) Borrower has given Agent and Lenders at least Ten (10) Business Days prior written notice of such Acquisition if Lenders' consent is required under the succeeding clause (c) or Five (5) Business Days prior written notice of such Acquisition if Lenders' consent is not required under the succeeding clause (c); (c) if (1) the sum of: (i) the principal amount of any Loan requested in connection with such Acquisition, plus (ii) the then outstanding principal balance of all Loans made in connection with an Acceptable Acquisition, exceeds $20,000,000.00, and the portion of the purchase price for such Acquisition payable by Borrower in cash exceeds $8,000,000.00, or (2) the portion of the purchase price for such Acquisition payable by Borrower in cash exceeds the lesser of $15,000,000.00 or 25% of Consolidated Shareholders' Equity, Borrower has obtained the prior written consent of the Required Lenders and the Agent; and (d) Borrower or a wholly-owned Subsidiary of Borrower is the surviving entity; provided, however, that no Acquisition shall be an Acceptable Acquisition unless both as of the date of any such Acquisition and immediately following such Acquisition the Borrower is, and on a pro forma basis projects that it will continue to be, in compliance with the terms, covenants and conditions contained in this Agreement and the other Transaction Documents.

                  3.       The term "Borrowing Base Certificate" as defined in
Section 3.1(c) of the Credit Agreement hereby is amended and deemed to refer to the Borrowing Base Certificate in the form of Exhibit A attached to this Amendment. All references in the Credit Agreement or any of the other Transaction Documents to the Borrowing Base Certificate shall hereafter mean the Borrowing Base Certificate in the form of Exhibit A attached to this Amendment.

Schedule 1 to the Compliance Certificate attached as Exhibit E to the Credit Agreement is hereby is amended to the form of Schedule 1 attached to this Amendment. All references in the Credit Agreement or any of the other Transaction Documents to the Compliance Certificate or to such Schedule 1 shall hereafter mean the Compliance Certificate with a Schedule 1 in the form of
Schedule 1 attached to this Amendment.

                  4.       The definition of "Consolidated Fixed Charges" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Consolidated Fixed Charges shall mean the sum of all of the Borrower's and its Consolidated Subsidiaries' expenses under any operating leases within the specified period of any such calculation, plus interest paid during such specified period, including, without limitation, interest charges during such period under any Capitalized Leases, plus all income taxes paid during the specified period of such calculation, plus all payments of principal made on any Subordinated Debt as permitted to be paid pursuant to the terms of the subordination and standby agreement or intercreditor agreement made between Agent and the holder of any such Subordinated Debt, plus all cash payments made with respect to any Deferred Payment Obligations within the specified period of any such calculation, plus Capital Expenditures made during the specified period of any such calculation, excluding any expenditures for capital assets acquired by Borrower and its Consolidated Subsidiaries in an Acceptable Acquisition.





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                  5.       A new definition of "Deferred Payment Obligation"
shall be added to Section 2 of the Credit Agreement as follows:

                  Deferred Payment Obligation shall mean any contingent obligation incurred by Borrower or any of its Consolidated Subsidiaries in connection with any Acquisition pursuant to which Borrower or any such Consolidated Subsidiary upon the occurrence of specified circumstances would be required to pay or deliver additional consideration (whether in installments or in a lump sum) in the form of cash payments or additional shares of Borrower's stock only (no other forms of Deferred Payment Obligations being permitted by Agent or Lenders hereunder without their prior written consent) to the sellers or other third parties in connection with such Acquisition.

                  6. The definition of "Eligible Accounts" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Eligible Accounts shall mean all Accounts, except: (a) Accounts which remain unpaid for more than ninety (90) days after their invoice dates and Accounts which are not due and payable within ninety (90) days after their invoice dates;
                  (b) Accounts owing by a single Account Debtor, including a currently scheduled Account, if ten percent (10%) or more of the balance owing by said Account Debtor upon said Accounts is ineligible pursuant to clause (a) above; (c) Accounts with respect to which the Account Debtor is a partner of the Borrower or any Guarantor or a Related Party of the Borrower or any Guarantor; (d) Accounts with respect to which payment by the Account Debtor is or may be conditional and Accounts commonly known as bill and hold Accounts or Accounts of a similar or like arrangement; (e) Accounts with respect to which the Account Debtor is not a resident or citizen of or otherwise located in the United States of America, unless the Account is backed by a commercial letter of credit in form and substance acceptable to Agent and issued or confirmed by a domestic bank acceptable to Agent; (f) Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof unless such Accounts are duly assigned to Agent for the benefit of each of the Lenders in accordance with all applicable governmental and regulatory rules and regulations (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that Agent is recognized by the Account Debtor to have all of the rights of an assignee of such Accounts; (g) Accounts with respect to which the Borrower or any Guarantor is or may become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to the Borrower or such Guarantor; (h) Accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the Account Debtor thereof or with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the Account Debtor thereof; (i) Accounts (other than specialty medical Accounts or, except as made ineligible below, information technology Accounts) which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than fifteen (15) days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto, and information technology Accounts which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than thirty (30) days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (j) Accounts which constitute specialty medical Accounts and which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than thirty (30) days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (k) Accounts with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by the Borrower or any Guarantor (or by any agent or custodian of the Borrower or any Guarantor) for the account of or subject to further and/or future direction from the Account Debtor thereof; (l) Accounts arising from a "sale on approval" or a "sale or return;" (m) Accounts as to which Agent or the Required Lenders, at any time or times hereafter, determines, in good faith, by written notice to Borrower, that the prospects of payment or performance by the Account Debtor is or will be impaired; (n) Accounts of an Account Debtor to the extent,




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                  but only to the extent, that the same exceed a credit limit determined by Agent or Required Lenders in their discretion, by written notice to Borrower, at any time or times hereafter; (o) Accounts with respect to which the Account Debtor is located in the State of New Jersey, State of West Virginia or the State of Minnesota; provided, however, that such restriction shall not apply if the Borrower or Guarantor having such Account (i) has filed and has effective (A) in respect of Account Debtors located in the State of New Jersey, a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year, (B) in respect of Account Debtors located in the State of West Virginia, a Notice of Business Activities Report with the West Virginia Division of Taxation for the then current year, or (C) in respect of Account Debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s); (p) Accounts which constitute accruals for rebates to customers; (q) Accounts of HRA, Inc., Tom Bain Personnel, Inc. and APS-Advanced Personnel Service Acquisition Corporation, unless: (X) Borrower has requested Agent to file UCC-1 financing statements with the Tennessee Secretary of State's Office and in the Recorders' Offices of each county in Tennessee where any of HRA, Inc., Tom Bain Personnel, Inc. and APS-Advanced Personnel Service Acquisition Corporation (whichever subsidiary's or subsidiaries' Accounts are to be made Eligible Accounts) has an office or holds any inventory or equipment on all collateral described in the Subsidiary Security Agreement executed by HRA, Inc., Tom Bain Personnel, Inc. and/or APS-Advanced Personnel Service Acquisition Corporation, as the case may be, (Y) Agent has conducted UCC searches in Tennessee to its satisfaction evidencing that upon such filings in Tennessee that Agent will hold a first perfected security interest in all Accounts, inventory, equipment and other collateral of HRA, Inc., Tom Bain Personnel, Inc. and/or APS-Advanced Personnel Service Acquisition Corporation, as the case may be, located in Tennessee, and (Z) Borrower has paid all search fees, filing fees, recording fees and other amounts incurred or required to be paid by Agent under (X) and (Y) above with the filing in the Tennessee Secretary of State's Office providing for a maximum collateral value in the State of Tennessee of at least $10,000,000.00 for HRA, Inc., of at least $5,000,000.00 for Tom Bain Personnel, Inc. and of at least $5,000,000.00 for APS-Advanced Personnel Service Acquisition Corporation, as the case may be; and (r) Accounts which are not subject to a first priority perfected security interest in favor of Agent for the benefit of each of the Lenders.

                  7. The definition of "Indebtedness" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Indebtedness of any Person shall mean and include, without duplication, any and all indebtedness (principal, interest, fees and other amounts), liabilities and obligations of such Person which in accordance with generally accepted accounting principles, consistently applied are or should be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (i) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of Property, (ii) obligations secured by any Lien or other charge upon any Property owned by such Person, provided that if such Person has not assumed or become liable for the payment of such obligations, such obligations shall still be included in Indebtedness but the determination of the amount of Indebtedness evidenced by such obligations shall be limited to the book value of such Property, (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to any Property acquired by such Person, provided that if the rights and remedies of the seller, lender or lessor in the event of default under such agreement are limited solely to repossession or sale of such Property, such obligations shall still be included in Indebtedness but the determination of the amount of Indebtedness evidenced by such obligations shall be limited to the book value of such Property, (iv) all Guarantees and other contingent indebtedness, liabilities and obligations of such Person whether or not reflected on the balance sheet of such Person (other than any such contingent obligation with respect to any Deferred Payment Obligation unless such Deferred Payment Obligation is required to be classified as a liability on the balance sheet of such Person) and (v) all obligations of such Person as lessee under any Capitalized Lease.





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                  8.       The definition of "Reducing Revolver Commitment" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Reducing Revolver Commitment shall mean, subject to termination or reduction as set forth in Section 3.12 and subject to quarterly reductions required by Section 3.2(a), for each Lender the amount set forth as the Reducing Revolver Commitment of such Lender next to its name on the signature pages of the Second Amendment to Credit Agreement dated May 30, 1997 made by and among Borrower, Lenders and Agent (the "Second Amendment") or on the signature pages of any subsequent Assignment Agreement to which such Lender is a party.

                  9.       The definition of  "Reducing Revolver Notes" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Reducing Revolver Notes shall mean each of the amended and restated Reducing Revolver Notes of the Borrower to be executed and delivered to each of the Lenders pursuant to the Second Amendment or thereafter pursuant to Section 3.2 herein, as such Notes may from time to time be amended, modified, extended or renewed.

All references in the Credit Agreement or any of the other Transaction Documents to the "Reducing Revolver Notes," the "Notes" and other references of similar import as such relate to the Reducing Revolver Notes, shall hereafter mean the Reducing Revolver Notes in the forms of Exhibit F through Exhibit I attached to this Second Amendment.

                  10.      The definition of "Revolving Credit Commitment" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Revolving Credit Commitment shall mean, subject to termination or reduction as set forth in Section 3.12, for each Lender the amount set forth as the Revolving Credit Commitment of such Lender next to its name on the signature pages of the Second Amendment or on the signature pages of any subsequent Assignment Agreement to which such Lender is a party.

                  11.      The definition of  "Revolving Credit Notes" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Revolving Credit Notes shall mean each of the amended and restated Revolving Credit Notes of the Borrower to be executed and delivered to each of the Lenders pursuant to the Second Amendment or thereafter pursuant to Section 3.1(a), as such Notes may from time to time be amended, modified, extended or renewed.

All references in the Credit Agreement or any of the other Transaction Documents to the "Revolving Credit Notes," the "Notes" and other references of similar import as such relate to the Revolving Credit Notes, shall hereafter mean the Revolving Credit Notes in the forms of Exhibit B through Exhibit E attached to this Second Amendment.

                  12. Section 3.1(a) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:





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                  (a) Subject to the terms and conditions hereof, during the
                  Term of this Agreement, each Lender hereby severally agrees to make such loans (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans"), to the Borrower as the Borrower may from time to time request pursuant to Section 3.3(a). The aggregate principal amount of Revolving Credit Loans which Lenders, cumulatively, shall be required to have outstanding hereunder at any one time, plus the face amount of Letters of Credit issued by Agent and then outstanding under Section 3.4, shall not exceed the lesser of
                  (i) the Borrowing Base (as hereinafter defined); or (ii) Thirty Million Dollars ($30,000,000.00) (the "Total Revolving Credit Commitment"), and the amount each Lender shall be required to have outstanding hereunder as Revolving Credit Loans plus their undivided Pro Rata Share participation interest in each Letter of Credit issued by Agent under
                  Section 3.4 shall not exceed, in the aggregate at any one time outstanding, the lesser of (x) the amount of such Lender's Revolving Credit Commitment or (y) such Lender's Pro Rata Share of the then current Borrowing Base. Each Revolving Credit Loan under this Section 3.1(a) shall be made from the several Lenders ratably in proportion to their respective Revolving Credit Commitments. The Revolving Credit Loans from Lenders to the Borrower shall be evidenced by Revolving Credit Notes of the Borrower dated as of May 30, 1997 and payable to the order of each of the Lenders in the respective original principal amounts of each such Lender's Revolving Credit Commitment and otherwise in the forms attached as Exhibits B through E to the Second Amendment and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Revolving Credit Notes"). Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow such sums from Lenders.

                  13. Section 3.2(a) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  (a) Subject to the terms and conditions hereof, during the Term of this Agreement, each Lender hereby severally agrees to make such loans (individually, a "Reducing Revolver Loan," and collectively, the "Reducing Revolver Loans"), to the Borrower as the Borrower may from time to time request pursuant to Section 3.3(b). The aggregate principal amount of Reducing Revolver Loans which Lenders, cumulatively, shall be required to have outstanding hereunder at any one time shall not exceed the lesser of (i) Seventy Million Dollars ($70,000,000.00), or (ii) three hundred fifty percent (350%) of the amount of Borrower's Consolidated Proforma Operating Cash Flow determined as of the most recent fiscal quarter-end, and the amount each Lender shall be required to have outstanding hereunder as Reducing Revolver Loans shall not exceed the lesser of (x) amount of such Lender's Reducing Revolver Commitment, or (y) such Lender's Pro Rata Share multiplied times an amount equal to three hundred fifty percent (350%) of Borrower's Consolidated Proforma Operating Cash Flow determined as of the most recent fiscal quarter-end. Each Reducing Revolver Loan under this Section
                  3.2 shall be made by the Lenders ratably in proportion to their respective Reducing Revolver Commitments. The Reducing Revolver Loans shall be evidenced by the Reducing Revolver Notes of the Borrower, each dated as of May 30, 1997 and payable by the Borrower to the respective orders of each of the Lenders in the aggregate original principal amount of Seventy Million Dollars ($70,000,000.00) and otherwise in the forms attached as Exhibits F through I to the Second Amendment and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Reducing Revolver Notes"). The Reducing Revolver Notes shall mature on April 1, 2002, unless earlier terminated by acceleration or otherwise upon the occurrence of an Event of Default under this Agreement. Subject to any such earlier maturity by reason of acceleration or otherwise and in addition to any voluntary reduction requested by Borrower pursuant to Section 3.12, the aggregate Reducing Revolver Commitments of the Lenders shall be reduced by the amount of Five Million Eight Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($5,833,333.33) on the first day of each fiscal quarter commencing with the first such reduction on July 1, 1999 and continuing on the first day of each fiscal quarter thereafter during the Term hereof, with such reductions being applied to the respective Reducing Revolver Commitments of the Lenders in accordance with their Pro Rata Shares thereof. In the event any such quarterly reduction in the aggregate Reducing Revolver Commitments shall cause the amount of the Reducing Revolver Commitments of all of the Lenders to be decreased below the then outstanding principal amount of all Reducing Revolver Loans to Borrower, or in the event any reduction in Borrower's most recent quarter-end Consolidated Proforma Operating Cash Flow shall cause the aggregate principal amount of the Reducing Revolver Loans to exceed three hundred fifty percent (350%) of such most recent





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                  quarter-end Consolidated Proforma Operating Cash Flow,
                  Borrower agrees to pay to Agent for distribution to the Lenders in accordance with their respective Pro Rata Shares of the Reducing Revolver Commitments, the amount by which the aggregate outstanding Reducing Revolver Loans then exceeds the lesser of the then available aggregate Reducing Revolver Commitments or three hundred fifty percent (350%) of Borrower's most recent quarter-end Consolidated Proforma Operating Cash Flow. To the extent such sums have not been previously repaid pursuant to the preceding sentence, the entire outstanding and unpaid principal balance of the Reducing Revolver Loans shall be due and payable on April 1, 2002. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the amounts available under this Section 3.2.

                  14. Section 3.4(a)(iii) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  (iii) the aggregate undrawn face amount of all outstanding Letters of Credit shall not at any one time exceed Seven Million Five Hundred Thousand Dollars ($7,500,000.00) and the aggregate undrawn face amount of all outstanding Letters of Credit plus the outstanding principal amount of all Revolving Credit Loans shall not at any one time exceed the lesser of
                  (a) the Borrowing Base or (b) Thirty Million Dollars ($30,000,000.00); and

                  15. Section 7.1(a)(ix) of the Credit Agreement hereby is deleted in its entirety and the following two paragraphs are substituted in its place:

                  (ix) Within forty-five (45) days after the end of each fiscal quarter, a schedule of all Deferred Payment Obligations of Borrower and its Consolidated Subsidiaries which remain outstanding as of the end of such quarter, certified by the principal financial officer of Borrower; and

                  (x) With reasonable promptness, such further information regarding the business, affairs and/or financial condition of Borrower or any Subsidiary of Borrower as Agent or any of the Lenders may from time to time reasonably request.

                  16. Section 7.1(i)(i) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  (i) Fixed Charges Coverage Ratio. Maintain on a consolidated basis as of each fiscal quarter-end during the Term hereof a ratio of Consolidated Proforma Operating Cash Flow to Consolidated Fixed Charges determined for the 12-month period ending as of each such fiscal quarter-end of not less than (a) 1.25 to 1.0 for each fiscal quarter ending on or before June 30, 1999, and (b) 1.50 to 1.0 for each fiscal quarter end thereafter during the Term hereof.

                  17. Section 7.2(m) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  (m) Operating Leases. Neither Borrower nor any Subsidiary of the Borrower will enter into or permit to remain in effect any agreements to rent or lease (as lessee) any real or personal property (other than Capitalized Leases) for initial terms (including options to renew or extend any term, whether or not exercised) of more than one (1) year which in the aggregate (for the Borrower and all Subsidiaries of the Borrower) provide for payments in excess of $7,500,000.00 during any consecutive twelve-month (12-month) period.

                  18. In consideration of the amendments and agreements of Agent and Lenders as set forth herein, Borrower agrees to pay to Agent the fees set forth in that certain fee letter dated as of the date hereof. Agent shall pay each Bank from such amount received from Borrower the amendment fee agreed to between Agent and each such Lender as evidenced by letters from Agent to each such Lender, with Agent retaining the remaining portion of such amendment fee for its own account.





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




                  19. The agreements of Agent and the Lenders as set forth herein are expressly conditioned upon the following:

                  (a) Execution by Borrower and Guarantors of this Agreement and each of the Amended and Restated Revolving Credit Notes and Amended and Restated Reducing Revolver Notes;

                  (b) Execution by Guarantors of the Consent of Guarantors in the form attached to this Agreement;

                  (c) Delivery to Agent and Lenders of an opinion of Borrower's counsel in form and substance satisfactory to Agent and Lenders relating to the due execution, delivery and enforceability of this Agreement and the other Transaction Documents and such other matters as Agent and Lenders may reasonably require; and

                  (d) Payment by Borrower to Agent of the amendment fee required under Paragraph 18 above.

                  20. Borrower hereby represents and warrants to Agent and to Lenders that:

                           a.       The execution, delivery and performance by
Borrower of this Second Amendment and the amended and restated Reducing Revolver Notes are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this Second Amendment and the amended and restated Reducing Revolver Notes do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrower is not now in default under or in violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                           b.       This Second Amendment and the amended and
restated Reducing Revolver Notes have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms; and

                           c.       As of the date hereof, all of the covenants,
representations and warranties of Borrower set forth in the Credit Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Credit Agreement, as hereby amended, has occurred and is continuing.

                  21. The Credit Agreement, as hereby amended, the Reducing Revolver Notes, as hereby amended and restated, and the other Transaction Documents are and shall remain the binding obligations of Borrower, and except to the extent amended by this Second Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Credit Agreement, the Reducing Revolver Notes and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.
This Second Amendment amends the Credit Agreement and is not a novation thereof.

                  22. All references in the Credit Agreement or the other Transaction Documents to "this Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Second Amendment.

                  23. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

                  24. This Second Amendment is made solely for the benefit of Borrower, Agent and Lenders as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

                  25. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, AGENT AND LENDERS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, AGENT AND LENDERS COVERING SUCH MATTERS ARE CONTAINED IN THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH CONSTITUTE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER, AGENT AND LENDERS EXCEPT AS BORROWER, AGENT AND LENDERS MAY LATER AGREE IN WRITING TO MODIFY. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

                  26. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                  27. In the event of any inconsistency or conflict between this Second Amendment and the Credit Agreement or the other Transaction Documents, the terms, provisions and conditions of this Second Amendment shall govern and control.

                  IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        STAFFMARK, INC.



                                        By:    /s/ TERRY C. BELLORA
                                           ------------------------------------
                                        Name: Terry C. Bellora
                                             ----------------------------------
                                        Title: CFO
                                              ---------------------------------


Revolving Credit Commitment:            MERCANTILE BANK
$15,900,000.00                          NATIONAL ASSOCIATION
Reducing Revolver Commitment:
$37,100,000.00

                                        By:    /s/ JOHN C. BILLINGS
                                           ------------------------------------
                                        Name: John C. Billings
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------
                                        Address: 721 Locust Street
                                                 St. Louis, Missouri  63101
                                               Attention:  Mid America Group
                                               Telecopy No:  314-425-3859

Revolving Credit Commitment:           DEPOSIT GUARANTY NATIONAL BANK
$3,000,000.00
Reducing Revolver Commitment:
$7,000,000.00
                                       By:    /s/ STEVE C. KROHN
                                           ------------------------------------
                                       Name: Steve C. Krohn
                                             ----------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------
                                              Address:   Post Office Box 1200
                                                         Jackson, Mississippi 39215-1200
                                                         Attention:  Steven C. Krohn, Senior Vice
                                              President


Revolving Credit Commitment:           THE FIRST NATIONAL BANK OF CHICAGO
$5,850,000.00
Reducing Revolver Commitment:
$13,650,000.00
                                       By:    /s/ JENNY A. GILPIN
                                           ------------------------------------
                                       Name: Jenny A. Gilpin
                                             ----------------------------------
                                       Title: Vice President
                                              ---------------------------------
                                              Address:   One First National Plaza, 14th Floor
                                              Mail Suite 0088
                                                         Chicago, Illinois 60670-0088
                                                         Attention:  Jenny A. Gilpin, Vice President


Revolving Credit Commitment:           FIRST UNION NATIONAL BANK OF NORTH          $5,250,000.00
                                       CAROLINA
Reducing Revolver Commitment:
$12,250,000.00

                                       By:    /s/ ALAN P. SPURGIN
                                           ------------------------------------
                                       Name: Alan P. Spurgin
                                             ----------------------------------
                                       Title: Director
                                              ---------------------------------
                                              Address:   One First Union Center
                                              301 South College Street
                                              Charlotte, North Carolina 28288-0745
                                                         Attention:  Alan P. Spurgin, Director


                                       MERCANTILE BANK NATIONAL ASSOCIATION, as Agent



                                       By:    s/ JOHN C. BILLINGS
                                           ------------------------------------
                                       Name: John C. Billings
                                             ----------------------------------
                                       Title: Vice President
                                              ---------------------------------

                             CONSENT OF GUARANTORS

                  The undersigned hereby consent to the terms, provisions and conditions of that certain Second Amendment to Credit Agreement dated as of May 30, 1997 made by and between StaffMark, Inc. as Borrower, and Mercantile Bank National Association, as successor by merger to Mercantile Bank of St. Louis National Association, as Agent and the Lenders named therein (the "Second Amendment"), which amends that certain Credit Agreement dated October 4, 1996 made by and between Borrower, Agent and Lenders, as previously amended and assigned. The undersigned hereby acknowledge and agree that said amendments by Borrower, Agent and Lenders will not affect or impair any of the undersigneds' obligations to Agent and the Lenders (as defined in the Second Amendment) under: (i) those certain Unlimited Continuing Guaranties and those certain Security Agreements, each dated October 4, 1996 and one of each executed respectively by Brewer Personnel Services, Inc., Prostaff Personnel, Inc., Maxwell Staffing, Inc., HRA, Inc., First Choice Staffing, Inc., Blethen Temporaries, Inc., Professional Resources, Inc., Excel Temporary Staffing, Inc., DP Pros of Burlington, Inc., Personnel Placement, Inc., Jaeger Personnel Services, Ltd, Dixon Enterprises of Burlington, Inc., Trasec Corp., Maxwell/Healthcare, Inc., Square One Rehab, Inc., Maxwell Staffing of Bristow, Inc. and Technical Staffing, Inc. in favor of Agent and Lenders, guarantying all of the obligations of Borrower to Agent and Lenders and securing such guaranties with a first perfected security interest in the assets of such undersigned subsidiary as specified in each such Security Agreement, which guaranty obligations and collateral obligations are hereby ratified and confirmed, (ii) those certain Unlimited Continuing Guaranties and those certain Security Agreements, each dated as of January 31, 1997 and one of each executed respectively by The Technology Source Acquisition Corporation, APS-Advanced Personnel Service Acquisition Corporation, Tom Bain Personnel, Inc., StaffMark Acquisition Corporation Two, StaffMark Acquisition Corporation Three, StaffMark Acquisition Corporation Four, StaffMark Acquisition Corporation Five and StaffMark Acquisition Corporation Six in favor of Agent and Lenders, guarantying all of the obligations of Borrower to Agent and Lenders and securing such guaranties with a first perfected security interest in the assets of such undersigned subsidiary as specified in each such Security Agreement, which guaranty obligations and collateral obligations are hereby ratified and confirmed, and (iii) that certain Unlimited Continuing Guaranty and that certain Security Agreement, each dated as of May ___, 1997 and executed by MRIC Medical Recruiters International Ltd. in favor of Agent and Lenders, guarantying all of the obligations of Borrower to Agent and Lenders and securing such guaranties with a first perfected security interest in the assets of MRIC Medical Recruiters International Ltd. as specified in such Security Agreement, which guaranty obligations and collateral obligations are hereby ratified and confirmed.

                  Executed this 30th day of May, 1997.


BREWER PERSONNEL SERVICES, INC.            HRA, INC.


By:    /s/ CLETE T. BREWER                 By:    /s/ CLETE T. BREWER
       --------------------------                 --------------------------
Title:  Vice President                     Title:  Vice President
      ---------------------------                 --------------------------

PROSTAFF PERSONNEL, INC.                   FIRST CHOICE STAFFING, INC.


By:    /s/ CLETE T. BREWER                 By:    /s/ CLETE T. BREWER
       --------------------------                 --------------------------
Title:  Vice President                     Title:  Vice President
      ---------------------------                 --------------------------

MAXWELL STAFFING, INC.                     BLETHEN TEMPORARIES, INC.


By:    /s/ CLETE T. BREWER                 By:    /s/ CLETE T. BREWER
       --------------------------                 --------------------------
Title:  Vice President                     Title:  Vice President
      ---------------------------                 --------------------------

PROFESSIONAL RESOURCES, INC.             MAXWELL HEALTHCARE, INC.



By:    /s/ CLETE T. BREWER               By:    /s/ CLETE T. BREWER
     ----------------------------             ----------------------------
Title:  Vice President                   Title:  Vice President
      ---------------------------               --------------------------

EXCEL TEMPORARY STAFFING, INC.           SQUARE ONE REHAB, INC.



By:    /s/ CLETE T. BREWER               By:    /s/ CLETE T. BREWER
     ----------------------------             ----------------------------
Title:  Vice President                   Title:  Vice President
      ---------------------------               --------------------------

DP PROS OF BURLINGTON, INC.              MAXWELL STAFFING OF BRISTOW, INC.



By:    /s/ CLETE T. BREWER               By:    /s/ CLETE T. BREWER
     ----------------------------             ----------------------------
Title:  Vice President                   Title:  Vice President
      ---------------------------               --------------------------

PERSONNEL PLACEMENT, INC.                TECHNICAL STAFFING, INC.



By:    /s/ CLETE T. BREWER               By:    /s/ CLETE T. BREWER
     ----------------------------             ----------------------------
Title:  Vice President                   Title:  Vice President
      ---------------------------               --------------------------

JAEGER PERSONNEL SERVICES, LTD.          THE TECHNOLOGY SOURCE
                                         ACQUISITION CORPORATION


By:    /s/ CLETE T. BREWER               By:    /s/ TERRY C. BELLORA
     ----------------------------             ----------------------------
Title:  Vice President                   Title: Vice President
      ---------------------------               --------------------------

DIXON ENTERPRISES OF BURLINGTON, INC.    APS-ADVANCED PERSONNEL SERVICE
                                         ACQUISITION CORPORATION


By:    /s/ CLETE T. BREWER               By:    /s/ TERRY C. BELLORA
     ----------------------------             ----------------------------
Title:  Vice President                   Title: Vice President
      ---------------------------               --------------------------

TRASEC CORP.                             TOM BAIN PERSONNEL, INC.



By:    /s/ CLETE T. BREWER               By:    /s/ TERRY C. BELLORA
     ----------------------------             ----------------------------
Title:  Vice President                   Title: Vice President
      ---------------------------               --------------------------

STAFFMARK ACQUISITION CORPORATION TWO



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------

STAFFMARK ACQUISITION
CORPORATION THREE



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------

STAFFMARK ACQUISITION
CORPORATION FOUR



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------


STAFFMARK ACQUISITION
CORPORATION FIVE



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------

STAFFMARK ACQUISITION
CORPORATION SIX



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------

MRIC MEDICAL RECRUITERS
INTERNATIONAL LTD.



By:    /s/ TERRY C. BELLORA
   --------------------------------
Title: Vice President
       ----------------------------

                                   EXHIBIT A

                           BORROWING BASE CERTIFICATE


         This Borrowing Base Certificate is delivered pursuant to Section 3.1(c) of that certain Credit Agreement dated as of October, 4, 1996, by and between StaffMark, Inc., the Lenders a party thereto, and Mercantile Bank of St. Louis National Association as Agent (as from time to time amended, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

         Borrower hereby represents and warrants to Lenders that the following information is true and correct as of____________________, 19__:

                         I. BORROWING BASE CALCULATIONS

1.        Total Accounts as of                                                      $
                              -------------                                          --------------
2.        Less ineligible Accounts
          (a)      Over 90 days from invoice                                        $
                                                                                     --------------
          (b)      U. S. Government                                                 $
                                                                                     --------------
          (c)      Due from Related Parties                                         $
                                                                                     --------------
          (d)      HRA, Inc. Accounts (unless Tennessee UCC financing
                   statements have been                                             $
                                                                                     --------------
                   filed)
          (e)      All other ineligible Accounts                                    $
                                                                                     --------------
          (f)      Total ineligible Accounts (sum of (a) through (e))               $
                                                                                     --------------

3.        Eligible Accounts (Line 1 minus Line 2(f))                                $
                                                                                     --------------
4.        Advance Rate                                                                       85%

5.        Borrowing Base (Line 3 multiplied by Line 4 but not to
          exceed $30,000,000.00)                                                    $
                                                                                     --------------
                             II. LOAN AVAILABILITY

6.        Aggregate principal amount of outstanding Revolving Credit Loans          $
                                                                                     --------------
7.        Face amount of outstanding Letters of Credit                              $
                                                                                     --------------
8.        Total Outstandings (Line 6 plus Line 7)                                   $
                                                                                     --------------
9.        Borrowing Base Excess (Deficit) (Line 5 minus Line 8) (Negative amount    $
          represents mandatory repayment)                                            --------------


         If Line 9 above is negative, this Borrowing Base Certificate is accompanied by the mandatory repayment required by Section 3.1(d) of the Loan Agreement.

         This Borrowing Base Certificate is dated the_______ day of _________, 19__.


                                        STAFFMARK, INC.



                                        By:
                                           ------------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                              ---------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$15,900,000.00                                              St. Louis, Missouri
                                                                   May 30, 1997


         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of MERCANTILE BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Fifteen Million Nine Hundred Thousand Dollars ($15,900,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Fifteen Million Nine Hundred Thousand Dollars ($15,900,000.00) subject to the limitation of the "Borrowing Base" (as defined in the Credit Agreement), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         All payments of principal and interest hereunder shall be made in lawful currency of the United States in federal or other immediately available funds at the office of Mercantile Bank National Association (the "Agent") situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. Interest shall be computed on an actual day, 360-day year basis. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in that certain Credit Agreement dated October 4, 1996 by and between the Borrower, Agent, Lender, as successor by merger to Mercantile Bank of St. Louis National Association, and the other lenders party thereto (as the same may from time to time be amended, the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of a trustee for Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is also hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Amended and Restated Revolving Credit Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $8,000,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                          STAFFMARK, INC.


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$3,000,000.00                                               St. Louis, Missouri
                                                                   May 30, 1997


         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of DEPOSIT GUARANTY NATIONAL BANK ("Lender"), the principal sum of Three Million Dollars ($3,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Three Million Dollars ($3,000,000.00) subject to the limitation of the "Borrowing Base" (as defined in the Credit Agreement), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         All payments of principal and interest hereunder shall be made in lawful currency of the United States in federal or other immediately available funds at the office of Mercantile Bank National Association (the "Agent") situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. Interest shall be computed on an actual day, 360-day year basis. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in that certain Credit Agreement dated October 4, 1996 by and between the Borrower, Agent, Lender and the other lenders party thereto (as the same may from time to time be amended, the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of a trustee for Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is also hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Revolving Credit Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $2,000,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.



                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$5,850,000.00                                               St. Louis, Missouri
                                                                   May 30, 1997


         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO ("Lender"), the principal sum of Five Million Eight Hundred Fifty Thousand Dollars ($5,850,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Five Million Eight Hundred Fifty Thousand Dollars ($5,850,000.00) subject to the limitation of the "Borrowing Base" (as defined in the Credit Agreement), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         All payments of principal and interest hereunder shall be made in lawful currency of the United States in federal or other immediately available funds at the office of Mercantile Bank National Association (the "Agent") situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. Interest shall be computed on an actual day, 360-day year basis. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in that certain Credit Agreement dated October 4, 1996 by and between the Borrower, Agent, Lender and the other lenders party thereto (as the same may from time to time be amended, the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of a trustee for Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is also hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Revolving Credit Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $5,400,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$5,250,000.00                                               St. Louis, Missouri
                                                                   May 30, 1997


         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender"), the principal sum of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Five Million Two Hundred Fifty Thousand Dollars ($5,250,000.00) subject to the limitation of the "Borrowing Base" (as defined in the Credit Agreement), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         All payments of principal and interest hereunder shall be made in lawful currency of the United States in federal or other immediately available funds at the office of Mercantile Bank National Association (the "Agent") situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. Interest shall be computed on an actual day, 360-day year basis. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in that certain Credit Agreement dated October 4, 1996 by and between the Borrower, Agent, Lender and the other lenders party thereto (as the same may from time to time be amended, the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of a trustee for Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is also hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Revolving Credit Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $4,600,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                  AMENDED AND RESTATED REDUCING REVOLVER NOTE

$37,100,000.00                                               St. Louis, Missouri
                                                                   May 30, 1997

         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of MERCANTILE BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Thirty-Seven Million One Hundred Thousand Dollars ($37,100,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Thirty-Seven Million One Hundred Thousand Dollars ($37,100,000.00) subject to the limitations and reductions of that certain Credit Agreement dated October 4, 1996 made by and among Borrower, Lender, as successor by merger to Mercantile Bank of St. Louis National Association, the other lenders party thereto and Mercantile Bank National Association, as successor by merger to Mercantile Bank of St. Louis National Association, as agent (the "Agent"), as amended (as the same may be amended, modified, restated or extended from time to time, the "Credit Agreement"), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed for all Loans made hereunder. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error. All such payments of principal, interest and fees shall be made in lawful money of the United States of America in federal or other immediately available funds at the office of Agent situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. This Note may be prepaid at any time subject to and in accordance with Sections 3.6 and 3.16 of the Credit Agreement.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed according to the laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Amended and Restated Reducing Revolver Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $12,000,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                  AMENDED AND RESTATED REDUCING REVOLVER NOTE

$7,000,000.00                                               St. Louis, Missouri
                                                                 May 30, 1997

         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of DEPOSIT GUARANTY NATIONAL BANK ("Lender"), the principal sum of Seven Million Dollars ($7,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Seven Million Dollars ($7,000,000.00) subject to the limitations and reductions of that certain Credit Agreement dated October 4, 1996 made by and among Borrower, Lender, the other lenders party thereto and Mercantile Bank National Association, as successor by merger to Mercantile Bank of St. Louis National Association, as agent (the "Agent"), as amended (as the same may be amended, modified, restated or extended from time to time, the "Credit Agreement"), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed for all Loans made hereunder. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error. All such payments of principal, interest and fees shall be made in lawful money of the United States of America in federal or other immediately available funds at the office of Agent situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. This Note may be prepaid at any time subject to and in accordance with Sections 3.6 and 3.16 of the Credit Agreement.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed according to the laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Reducing Revolver Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $3,000,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT H

                  AMENDED AND RESTATED REDUCING REVOLVER NOTE

$13,650,000.00                                              St. Louis, Missouri
                                                                   May 30, 1997

         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO ("Lender"), the principal sum of Thirteen Million Six Hundred Fifty Thousand Dollars ($13,650,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Thirteen Million Six Hundred Fifty Thousand Dollars ($13,650,000.00) subject to the limitations and reductions of that certain Credit Agreement dated October 4, 1996 made by and among Borrower, Lender, the other lenders party thereto and Mercantile Bank National Association, as successor by merger to Mercantile Bank of St. Louis National Association, as agent (the "Agent"), as amended (as the same may be amended, modified, restated or extended from time to time, the "Credit Agreement"), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed for all Loans made hereunder. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error. All such payments of principal, interest and fees shall be made in lawful money of the United States of America in federal or other immediately available funds at the office of Agent situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. This Note may be prepaid at any time subject to and in accordance with Sections 3.6 and 3.16 of the Credit Agreement.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed according to the laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Reducing Revolver Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $8,100,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                       LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT I

                  AMENDED AND RESTATED REDUCING REVOLVER NOTE

$12,250,000.00                                              St. Louis, Missouri
                                                                   May 30, 1997

         FOR VALUE RECEIVED, on April 1, 2002, the undersigned, STAFFMARK, INC. ("Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender"), the principal sum of Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Lender shall be committed to have outstanding hereunder at any one time shall not exceed Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000.00) subject to the limitations and reductions of that certain Credit Agreement dated October 4, 1996 made by and among Borrower, Lender, the other lenders party thereto and Mercantile Bank National Association, as successor by merger to Mercantile Bank of St. Louis National Association, as agent (the "Agent"), as amended (as the same may be amended, modified, restated or extended from time to time, the "Credit Agreement"), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement hereinafter identified.

         Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding hereunder on the dates and at the rate or rates provided for in the Credit Agreement. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed for all Loans made hereunder. Consistent with the terms of the Credit Agreement, the Agent shall determine each interest rate applicable to the advances hereunder, which determination shall be conclusive in the absence of manifest error. All such payments of principal, interest and fees shall be made in lawful money of the United States of America in federal or other immediately available funds at the office of Agent situated at 721 Locust Street, St. Louis, Missouri 63101, or at such other place as the Agent shall designate in writing. This Note may be prepaid at any time subject to and in accordance with Sections 3.6 and 3.16 of the Credit Agreement.

         Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is referred to in the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note.

         This Note is secured by that certain Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Security Agreement"), to which Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Trademark Collateral Assignment and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Trademark Assignment"), to which Trademark Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain General Pledge and Security Agreement dated October 4, 1996 and executed by Borrower in favor of Agent for the benefit of Lender and others (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If the Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Credit Agreement or the Security Agreement, the Pledge Agreement or the Trademark Assignment, Lender's obligation to make any additional loans under this Note may be terminated as set forth in the Credit Agreement, and Agent, on behalf of Lender, may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Trademark Assignment and/or the Pledge Agreement securing payment hereof, or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, the Borrower promises to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed according to the laws of the State of Missouri.

         This Note is an amendment, restatement and continuation of that certain Reducing Revolver Note of Borrower dated January 6, 1997, and payable to the order of Lender in the original principal amount of $6,900,000.00, and is not a novation thereof. All interest evidenced by such prior note being restated by this instrument shall continue to be due and payable until paid.

                                           STAFFMARK, INC.


                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------------------------------------
                                         Amount            Amount of              Unpaid
                 Prime                     of              Principal             Principal           Notation
Date             or LIBOR Loan            Loan              Repaid                Balance            Made By
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   Schedule 1
                         To Compliance Certificate (The
                     Certificate attached hereto is as of )

         Capitalized terms used herein shall have the meanings set forth in the Credit Agreement dated as of October 4, 1996 among StaffMark, Inc., Mercantile Bank of St. Louis National Association, as agent, and the lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"). Subsection references herein relate to the subsections of the Agreement.

A.       MAXIMUM CAPITAL EXPENDITURES

         1.         Actual Capital Expenditures for current Fiscal Year-To-Date                       $
                                                                                                       ---------------
         2.         Maximum Permitted (Section 7.2(i))                                                $
                                                                                                       ---------------
B.       CONSOLIDATED PROFORMA OPERATING CASH FLOW

                    For the 12 months ended ____________________:

         1.         Net Income (excluding extraordinary items)                                        $
                                                                                                       ---------------
         2.         Income Tax Expense                                                                $
                                                                                                       ---------------
         3.         Interest Expense                                                                  $
                                                                                                       ---------------
         4.         Amortization and Depreciation Expenses                                            $
                                                                                                       ---------------
         5.         Operating Lease Expense                                                           $
                                                                                                       ---------------
         6.         Proforma Operating Cash Flow (Sum of Lines B1 through B5)                         $
                                                                                                       ---------------
C.       FIXED CHARGE COVERAGE RATIO

         1.         Proforma Operating Cash Flow (Line B6 above)                                      $
                                                                                                       ---------------
         2.         Capital Expenditures                                                              $
                                                                                                       ---------------
         3.         Interest Paid                                                                     $
                                                                                                       ---------------
         4.         Scheduled payments of principal on Indebtedness                                   $
                                                                                                       ---------------
         5.         Income Taxes Paid                                                                 $
                                                                                                       ---------------
         6.         Deferred Payment Obligations Paid                                                 $
                                                                                                       ---------------
         7.         Fixed Charges (Sum of C2 through C6)                                              $
                                                                                                       ---------------
         8.         Fixed Charges Coverage (C1 divided by C7)                                            _____ to 1.0

         9.         Minimum Required (Section 7.1(i)(i))                                                 _____ to 1.0

D.       OTHER INDEBTEDNESS

         1.         Purchase money debt as of                                                         $
                                                                                                       ---------------
                                              -------------------------

         2.         Maximum permitted (Section 7.2(a)(iii))                                           $   4,000,000.00

         3.         Subordinated Debt as of                                                           $
                                                                                                       ---------------
                                            ------------------------------

         4.         Maximum permitted (Section 7.2(a)(v))                                             $   5,000,000.00

         5.         Other Indebtedness                                                                $
                                                                                                       ---------------
         6.         Maximum permitted (Section 7.2(a)(vi))                                            $   1,000,000.00

E.       RESTRICTION ON LEASES

         1.         Direct and indirect obligations with respect to leases                            $
                                                                                                       ---------------
         2.         Maximum permitted (Section 7.2(m))                                                $
                                                                                                       ---------------
F.       MAXIMUM LEVERAGE RATIO

         1.         Average Revolving Credit Loans outstanding                                        $
                                                                                                       ---------------
         2.         Average Reducing Revolver Loans outstanding                                       $
                                                                                                       ---------------
         3.         Face amount of Letters of Credit outstanding                                      $
                                                                                                       ---------------

         4.         Other Borrowed Money Indebtedness outstanding                                     $
                                                                                                       ---------------
         5.         Adjusted Total Funded Debt outstanding as of                  (Sum of F1          $
                    through F4)                                                                        ---------------

         6.         Proforma Operating Cash Flow (from B6 above)                                      $
                                                                                                       ---------------
         7.         Leverage Ratio (F5 divided by F6)                                                    _____ to 1.0

         8.         Maximum Permitted (Section 7.1(i)(ii))                                               _____ to 1.0

G.       SHAREHOLDERS' EQUITY

         1.         Shareholders' Equity                                                              $
                                                                                                       ---------------
         2.         Beginning Required Shareholders' Equity                                           $
                                                                                                       ---------------
         3.         Cumulative Quarterly Net Income (excluding any Quarterly Net Losses) for          $
                    Quarters ending September 30, 1996 and thereafter                                  ---------------

         4.         Net Proceeds of Capital Stock issued subsequent to October     , 1996             $
                                                                               ----                    ---------------

         5.         Total Required Shareholders' Equity (sum of G2 through G4)                        $
                                                                                                       ---------------